Cash, Loan and Dividend Restrictions	12 Months Ended
Dec. 31, 2015
Disclosure of Restrictions on Dividends, Loans and Advances Disclosure [Abstract]
Cash, Loan and Dividend Restrictions

Note 3: Cash, Loan and Dividend Restrictions
Federal Reserve Board (FRB) regulations require that each of our subsidiary banks maintain reserve balances on deposit with the Federal Reserve Banks. The total daily average required reserve balance for all our subsidiary banks was $10.6 billion in 2015 and $12.9 billion in 2014.
Federal law restricts the amount and the terms of both credit and non-credit transactions between a bank and its nonbank affiliates. They may not exceed 10% of the bank's capital and surplus (which for this purpose represents Tier 1 and Tier 2 capital, as calculated under the risk-based capital (RBC) guidelines, plus the balance of the allowance for credit losses excluded from Tier 2 capital) with any single nonbank affiliate and 20% of the bank's capital and surplus with all its nonbank affiliates. Transactions that are extensions of credit may require collateral to be held to provide added security to the bank. For further discussion of RBC, see Note 26 (Regulatory and Agency Capital Requirements) in this Report.
Dividends paid by our subsidiary banks are subject to various federal and state regulatory limitations. Dividends that may be paid by a national bank without the express approval of the Office of the Comptroller of the Currency (OCC) are limited to that bank's retained net profits for the preceding two calendar years plus retained net profits up to the date of any dividend declaration in the current calendar year. Retained net profits, as defined by the OCC, consist of net income less dividends declared during the period.
We also have a state-chartered subsidiary bank that is subject to state regulations that limit dividends. Under these provisions and regulatory limitations, our national and state-chartered subsidiary banks could have declared additional dividends of $17.8 billion at December 31, 2015, without obtaining prior regulatory approval. We have elected to retain capital at our national and state-chartered subsidiary banks to meet internal capital policy minimums and regulatory requirements associated with the implementation of Basel III. Our nonbank subsidiaries are also limited by certain federal and state statutory provisions and regulations covering the amount of dividends that may be paid in any given year. Based on retained earnings at December 31, 2015, our nonbank subsidiaries could have declared additional dividends of $9.5 billion at December 31, 2015, without obtaining prior approval.
The FRB's Capital Plan Rule (codified at 12 CFR 225.8 of Regulation Y) establishes capital planning and prior notice and approval requirements for capital distributions including dividends by certain bank holding companies. The FRB has also published guidance regarding its supervisory expectations for capital planning, including capital policies regarding the process relating to common stock dividend and repurchase decisions in SR Letter 15-18. The effect of this guidance is to require the approval of the FRB (or specifically under the Capital Plan Rule, a notice of non-objection) for the Company to repurchase or redeem common or perpetual preferred stock as well as to raise the per share quarterly dividend from its current level of $0.375 per share as declared by the Company’s Board of Directors on January 26, 2016, payable on March 1, 2016.